INVENTORIES	12 Months Ended
Dec. 31, 2012
INVENTORIES [Abstract]
INVENTORIES
NOTE 5:-	INVENTORIES

	December 31,
	2012	2011

Raw materials and components	$2,747	$2,430
Work in progress	3,885	4,529
Finished goods	640	696

	$7,272	$7,655

Write-offs of inventories for the years ended December 31, 2012, 2011 and 2010 amounted to $72, $136 and $133, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues.